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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 25, 2001




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         Delaware                   0-23182                     35-1905382
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)               File No.)               Identification No.)



 8230 Hohman Avnue, Munster, Indiana                              46321
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:   (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS

          On July 25, 2001, AMB Financial Corp. ("AMB") issued the attached press release announcing the payment of a cash dividend.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Exhibits

                  99.   Press release, dated July 25, 2001.









































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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       AMB FINANCIAL CORPORATION



Date: July 25, 2001                    By: /s/ Clement B. Knapp, Jr.
                                           -------------------------------------
                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer





Date: July 25, 2001                    By: /s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak, Vice President,
                                           Treasurer and Chief Financial Officer



























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